Finance Income and Finance Expense	12 Months Ended
Dec. 31, 2023
Finance Income and Finance Expense [Abstract]
Finance income and finance expense

24. Finance income and finance expense

	2023	2022	2021
Interest income	302,249	114,268	26,990
Net foreign currency exchange gain	-	-	47,161
Revaluation gain from derivative financial instruments	15,066	451,131	5,085
Gain on modification of financial instruments	36,778	-	-
Total finance income	354,093	565,399	79,236
Interest expense (incl. bank charges)	1,032,444	904,345	14,112
Net foreign currency exchange loss	447,456	305,560	-
Revaluation loss from derivative financial instruments	181,258	-	-
Loss on modification of financial instruments	7,317	-	-
Transaction costs	-	1,137	-
Total finance expense	1,668,475	1,211,042	14,112
Finance expense, net	(1,314,382)	(645,643)	65,124

Revised for the reclassification of certain activities as discontinued operations in 2022 and 2021 – refer to Notes 1, 10 and 27.

In 2023, the revaluation gain from derivative financial instruments of CHF 15,066 relates to the fair value change of warrants attached to the 2023 FiveT convertible loan. The revaluation loss from derivative financial instruments of CHF 181,258 is related to the revaluation of the financial derivatives embedded in the 2022 FiveT convertible loan at conversion. The gain and loss on modification of financial instruments of CHF 36,778 and CHF 7,317 respectively, were realized on the modification of loans with warrants. In 2022, the revaluation gain from derivative financial instruments of CHF 451,131 includes CHF 449,898 related to the revaluation of the financial derivatives embedded in the 2022 FiveT convertible loan and CHF 1,233 related to the revaluation of outstanding warrants from public offerings.

Total interest expense recognized using the effective interest rate method amounted to CHF 1,007,437 in 2023, CHF 892,005 in 2022 and CHF 4,991 in 2021.